RESTRICTED NET ASSETS	12 Months Ended
Dec. 31, 2019
RESTRICTED NET ASSETS
RESTRICTED NET ASSETS
19.	RESTRICTED NET ASSETS

Pursuant to laws applicable to entities incorporated in the PRC, the subsidiaries of the Group in the PRC must make appropriations from after-tax
profit to
non-distributable
reserve funds. These reserve funds include one or more of the following: (i) a general reserve, (ii) an enterprise expansion fund and (iii) a staff bonus and welfare fund. Subject to certain cumulative limits, the general reserve fund requires annual appropriation of 10% of after tax profit (as determined under accounting principles generally accepted in the PRC at each year-end)
until the accumulative amount of such reserve fund reaches 50% of their registered capital; the other fund appropriations are at the subsidiaries’ discretion. These reserve funds can only be used for specific purposes of offsetting future losses, enterprise expansion and staff bonus and welfare and are not distributable as cash dividends and amounted to RMB379, RMB502 and RMB604 as of December 31, 2017, 2018 and 2019, respectively. In addition, due to restrictions on the distribution of share capital from the Company’s PRC subsidiaries, the PRC subsidiaries share capital of RMB2,777 at December 31, 2019 is considered restricted. As a result of these PRC laws and regulations, as of December 31, 2019, approximately RMB3,381 is not available for distribution to the Company by its PRC subsidiaries in the form of dividends, loans or advances.